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                                                                 EXHIBIT 10.1.14

              FOURTEENTH AMENDMENT TO FIRST AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP


         This Fourteenth Amendment ("Amendment") to the First Amended and
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Restated Agreement of Limited Partnership, is entered into by and among Sunstone
Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the
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"General Partner") and Peacock, LLC, a California limited liability company, as
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a newly admitted limited partner of the Partnership (the "Additional Limited
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Partner") as of August 28, 1997.  All defined terms not otherwise defined herein
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shall have the meaning set forth in the Agreement (as defined below).


                                    RECITALS

     A. WHEREAS, the General Partner and certain Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of October 16, 1995, amending and restating that certain Limited Partnership Agreement dated as of September 22, 1994 (as amended, the "Agreement"), and the
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General Partner caused Sunstone Hotel Investors, L.P. (the "Partnership") to
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file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

     B. WHEREAS, the Partnership has entered into a Capital Contribution Agreement dated as of July 22, 1997 (the "Contribution Agreement") with the
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Additional Limited Partner pursuant to which the Additional Limited Partner has agreed to accept the Partnership Units in exchange for the contribution of the Hotel described on Schedule 1 attached hereto (the "Additional Hotel"), subject
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to certain indebtedness on the Additional Hotel.

     C. WHEREAS, in order to evidence the issuance of the Partnership Units and the admission of the Additional Limited Partner into the Partnership, the parties hereto desire to enter into this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

         1.  Issuance of Additional Partnership Units. Pursuant to Section
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4.2(a) of the Agreement, the General Partner hereby issues a Partnership
Interest in the form of the number of Partnership Units listed on the Unitholder Ledger to the Additional Limited Partner in consideration for the contribution of the Additional Hotel pursuant to the terms of the Contribution Agreement. Such issuance shall be deemed effective, and the Additional Limited Partner shall be deemed admitted as a Limited Partner, automatically upon the closing of the Contribution Agreement and all references to "Limited Partner" in the Agreement shall include the Additional Limited Partner. Except as provided herein to the contrary, the Partnership Interest issued in the foregoing sentence shall have all of the same rights, powers and duties and shall be equal in all respects to the existing
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Partnership Interests issued to the existing Limited Partners specifically including, without limitation, the Redemption Rights granted pursuant to Section
8.5 of the Agreement, and the Registration Rights granted pursuant to Section
8.6 of the Agreement.

         2.  Allocations of Profit and Loss and Distributions.
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             a.  Pre-Closing Hotel Profits and Losses.  All profits, losses and
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other items earned or incurred with respect to the Additional Hotel on or prior to the Closing Date (as defined in the Contribution Agreement) shall be allocated to the Additional Limited Partner. All Profits, Losses and other taxable items earned or incurred after the Closing Date shall be for the account of the Partnership. The General Partner shall determine the amount of such items incurred or earned on or prior to the, as opposed to after the, Closing Date in any reasonable manner permitted under the Internal Revenue Code of 1986, as amended (the "Code") and the Regulations.
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             b.  No Right to Distribution for Pre-Closing Hotel Profits.  Except
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as provided to the contrary in the Contribution Agreement, the Additional
Limited Partner shall not be entitled to any special distributions (or to retain any amounts) with respect to any income generated by the Additional Hotel that may be allocated to it for the period on or prior to the Closing Date.

             c.  Proration of Distribution for Third Quarter 1997.
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Notwithstanding any provision in the Agreement to the contrary, the Additional
Limited Partner shall only be entitled to a pro rata distribution of the distribution for the quarter ending September 30, 1997 equal to normal dividend paid to all other Partners multiplied by a fraction, the numerator of which is the number of days after the Closing Date through September 30th and the denominator of which is 90.

             d.  Capital Accounts; Third Quarter 1997 Allocations.  Upon the
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admission of the Additional Limited Partner, the Partners' respective Capital
Accounts shall be adjusted to reflect the fair market value of the Partnership's assets as prescribed in Section 4.4 of the Agreement. For purposes of determining the Partners' respective Capital Accounts and making allocations in the quarter ending September 30, 1997:

                 (1) The distribution for the third quarter of 1997 shall be deemed to have been made prior to the aforementioned Capital Account adjustment and prior to the capital contribution date.

                 (2) Notwithstanding anything in this Agreement to the contrary, the Profits, Losses and any items thereof for the quarter ending September 30, 1997, shall be allocated among the Partners so that the per-Unit Capital Account of the Additional Limited Partner is equal to the per-Unit Capital Accounts of the existing Limited Partners as of the end of such quarter, after taking into account the distribution for said quarter.

         3.  Restrictions on Transfer.  Notwithstanding any other provision in
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the Agreement to the contrary, the Additional Limited Partner shall not convey, assign, distribute, or

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otherwise voluntarily or involuntarily transfer (other than a Pledge permitted under the Agreement) to any person, including any other partner, any of the Partnership Units (or any other substitute securities or other securities received on account of such Partnership Units) held by the Additional Limited Partner at any time prior to July 22, 1998.

         4.  Lock-Up Agreements.  In addition to the restrictions in Section 3
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above, the Additional Limited Partner shall execute a lock-up agreement at the request of the managing underwriter in connection with any public underwritten securities offering by the General Partner on the same terms and conditions as any such agreement executed by Mr. Robert A. Alter, but in no event shall such lock-up period exceed 120 days after the first date that any shares are released for sale to the public. As a condition to any transfer of Partnership Units or Redemption Shares otherwise permitted under the Agreement and Section 3 above, the Additional Limited Partner shall cause any shareholder or other affiliate who receives any Partnership Units from the Additional Limited Partner to agree to be subject to the obligation to execute such a lock-up agreement.

         5.  Agreement to be Bound.  The Additional Limited Partner hereby
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agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference.

         6.  Power of Attorney.  The Additional Limited Partner hereby
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irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.

         7.  General Provisions.  Article 12 of the Agreement is hereby
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incorporated by reference as if set forth in full.

         8.  Effect of Amendment.  Except as amended hereby, the Agreement is
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hereby confirmed in all respects.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


GENERAL PARTNER                           ADDITIONAL LIMITED PARTNER

SUNSTONE HOTEL INVESTORS, INC.,           PEACOCK, LLC
a Maryland corporation and the sole       a California Limited Liability Company
General Partner


By:  /s/ ROBERT A. ALTER                  By:  /s/ TUSHAR PATEL
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     Robert A. Alter                           Tushar Patel
     Its: President                            Its: Member

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                                   Schedule 1


     Hotel:

     Regency Plaza Hotel
     6161 West Century Blvd.
     Los Angeles, California

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